Exhibit 10.1
SECOND AMENDMENT
TO
PART-TIME EMPLOYMENT AND CONSULTING AGREEMENT
     This Second Amendment to Part-Time Employment and Consulting Agreement (hereinafter the “AMENDMENT”) is made this 12th day of December, 2006, by and between Croghan Bancshares, Inc., an Ohio corporation (hereinafter “CROGHAN”), and Allan E. Mehlow (hereinafter “MEHLOW”);
WITNESSETH
     WHEREAS, CROGHAN and MEHLOW are parties to that certain Part-Time Employment and Consulting Agreement dated February 17, 2006, as amended by that certain First Amendment to Part-Time Employment and Consulting Agreement dated May 10, 2006 (hereinafter the “AGREEMENT”), pursuant to which MEHLOW serves as a part-time consultant to CROGHAN;
     WHEREAS, the AGREEMENT provides that the consulting arrangement set forth therein shall terminate on December 31, 2006 unless the parties mutually agree to an extension; and
     WHEREAS, the parties desire to extend the consulting arrangement set forth in the Agreement under the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements herein contained, CROGHAN and MEHLOW, intending to be legally bound, hereby agree as follows:
     1. Pursuant to Section 2 of the AGREEMENT, CROGHAN and MEHLOW hereby agree to extend the consulting arrangement set forth therein until March 31, 2007. Such consulting arrangement shall terminate on March 31, 2007, unless CROGHAN and MEHLOW mutually agree to extend the consulting arrangement beyond such date.
     2. Except as expressly set forth herein and amended hereby, the terms and provisions of the AGREEMENT shall remain in full force and effect.
     3. This AMENDMENT may be executed in counterparts, each of which shall be deemed to be a duplicate original, but all of which taken together shall be one and the same instrument.
     4. This AMENDMENT shall be governed by and construed in accordance with the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties or authorized representatives of the parties have executed this First Amendment as of the date first above written.

/s/ Allan E. Mehlow

Allan E. Mehlow
CROGHAN BANCSHARES, INC.
By:	/s/ Steven C. Futrell Steven C. Futrell President and CEO